EXHIBIT 10.19

Amendment to Employment Agreement

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of February 22, 2021 (the “Amendment Effective Date”), by and between Clinigence Holdings, Inc., a Delaware corporation (the “Company”), and Elisa Luqman (the “Employee” and, together with the Company, the “Parties”).

Whereas, the Company and Executive entered into that certain Employment Agreement (the “Agreement”) dated as of October 29, 2019, and

Whereas, the Parties desire to amend Section 1 (a) of the Agreement in the manner reflected herein, and

Whereas, the Board of Directors of the Company has approved the amendment of the Agreement in the manner reflected herein,

Now Therefore, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date:

1.      Position. Section 1 (a) of the Agreement is hereby deleted and replaced in its entirety with the following (with all capitalized terms having the meaning originally ascribed thereto in the Agreement):

Position. The Employee shall initially serve as General Counsel and Executive  Vice President of Finance of the Company. The Company may change the Employee’s position and/or title to those of another senior executive officer as the Company’s needs change.

2.      Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

3.      Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to Employment Agreement effective as of the Amendment Effective Date.

CLINIGENCE HOLDINGS, INC

By:
Name:	Lawrence Schimmel
Title:	CEO

Name:	Elisa Luqman